Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 11, 2021
to the
Prospectus, Summary Prospectus
and Statement of Additional Information (“SAI”)
dated December 29, 2020
for PMC Core Fixed Income Fund,
a series of Trust for Professional Managers
_____________________________________________________________________________________
On January 26, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Fund”), and Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, pursuant to which the Adviser has agreed to reduce the Fund’s tiered management fee as outlined below effective as of January 26, 2021. Also effective as of January 26, 2021, the Board approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit by 0.15% to ensure that Total Annual Fund Operating Expenses (exclusive of Excluded Expenses (as defined below)) do not exceed 0.60% of the Fund’s average daily net assets through at least January 31, 2022.

Effective January 26, 2021, the Adviser and Neuberger Berman Investment Advisers LLC (“NBIA”), a sub-adviser to the Fund, entered into an amendment to the Investment Sub-Advisory Agreement between the Adviser and NBIA, on behalf of the Fund, pursuant to which the annual sub-advisory fee payable to NBIA is reduced to 0.175% of the Fund’s average daily net assets.

Effective January 28, 2021, the sub-advisory agreement between the Adviser and Schroder Investment Management North America Inc. (“Schroder”), a sub-adviser to the Fund, has been terminated. Accordingly, all references to Schroder in the Prospectus and SAI are hereby removed.

The following disclosures in the Prospectus, Summary Prospectus and SAI are hereby revised to reflect the Fund’s management fee and operating expense limit reductions:

Prospectus and Summary Prospectus

Page 1 – “Summary Section –Fees and Expenses of the Fund”

Shareholder Fees (fees paid directly from your investment)	Advisor Class Shares	Institutional Class Shares
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses(1)	1.17%	0.92%
Fee Waiver/Expense Reimbursement	-0.31%	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)(2)	0.86%	0.61%
(1)Please note that these figures do not correlate to the figures found within the “Financial Highlights” section of the prospectus as effective January 26, 2021, the Fund’s management fee and operating expense limitation were each reduced by 0.15% of the Fund’s average daily net assets. In addition, the figures found within the “Financial Highlights” section of the prospectus include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses (“AFFE”).

(2)Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, AFFE or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.60% of the Fund’s average daily net assets through January 31, 2022. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation discussed in the table above is reflected through January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$88	$341	$614	$1,393
Institutional Class	$62	$262	$479	$1,103
Prospectus

Page 21 – “Management of the Funds - The Adviser and Portfolio Managers”

The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Envestnet Asset Management, Inc., a registered investment adviser located at 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601, under which the Adviser manages each Fund’s investments subject to the supervision of the Board of Trustees. The Adviser is a wealth management firm founded in 1999 and provides investment management services to investment advisers and institutional and individual investors. As of September 30, 2020, the Adviser managed approximately $288.9 billion in assets. The Adviser is entitled to an annual fee from each Fund for its services. For the fiscal year ended August 31, 2020, the Advisor received management fees of 0.49% (net of fee waivers) of the Core Fixed Income Fund’s average daily net assets and 0.54% of the Diversified Equity Fund’s average daily net assets.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing each Fund in accordance with its investment objectives and policies, and with respect to the Core Fixed Income Fund, making recommendations with respect to the hiring, termination or replacement of one or more subadvisers.

The Adviser actively manages the Diversified Equity Fund’s investment portfolio and actively manages a portion of the Core Fixed Income Fund’s investment portfolio. The Adviser also maintains related records for the Funds.

Fund Expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (exclusive of Excluded Expenses) does not exceed 0.60% and 0.73% of the average daily net assets for the Core Fixed Income Fund and Diversified Equity Fund, respectively, and subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the applicable Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed and approved by the Board of Trustees. The operating expense limitation agreement, effective through at least January 31, 2022, can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement between the Trust and the Adviser, on behalf of the Funds, is included in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2020.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

SAI

Page 34 – “Management of the Funds - Investment Adviser”

As stated in the Prospectus, investment advisory services are provided to the Funds by Envestnet Asset Management, Inc., 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601, pursuant to an investment advisory agreement (the “Advisory Agreement”). As of the date of this SAI, the Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation who, through its affiliated companies, provides technology-enabled, Web-based investment solutions and services to financial advisers. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds and performing oversight of the Funds’ sub-advisers as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Funds’ investments.

The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser when authorized either by: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust, and the Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Core Fixed Income Fund a management fee computed daily and paid monthly. The table below illustrates the base fees paid to the Adviser along with reduced fees paid on assets in excess of certain levels (breakpoints):

Advisory Fee (as a percentage of average daily net assets)
Fund	$2.5 billion or less	More than $2.5 billion but less than $5 billion	$5 billion or more
Core Fixed Income Fund	0.650%	0.625%	0.600%

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Diversified Equity Fund a management fee computed daily and paid monthly, based on a rate equal to 0.530% of the Fund’s average daily net assets.
However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.
The tables below set forth, for the fiscal years ended August 31, 2020, 2019 and 2018, the advisory fees accrued by the Funds under the Advisory Agreement, the amounts of the advisory fees waived or recouped by the Adviser, and the total advisory fees paid by the Funds to the Adviser under the Advisory Agreement:

Core Fixed Income Fund
Fiscal Year Ended	Advisory Fee	(Waiver)	Advisory Fee after Waiver
August 31, 2020	$3,167,046	($1,245,915)	$1,921,131
August 31, 2019	$3,198,541	($1,137,251)	$2,061,290
August 31, 2018	$2,872,422	($1,083,011)	$1,789,411

Diversified Equity Fund
Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment/(Waiver)
August 31, 2020	$4,461,526	$115,466	$4,576,992
August 31, 2019	$4,259,302	$306,381	$4,565,683
August 31, 2018	$6,230,415	($64,044)	$6,166,371
Fund Expenses. Each Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, the Adviser has contractually agreed to waive management fees payable to it by the Funds and/or to reimburse Fund operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses Table” of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Funds’ expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such waiver is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Please retain this supplement with your Prospectus and SAI